UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

Eagle Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # EAGLE PHARMACEUTICALS, INC. 50 TICE BOULEVARD, SUITE 315 WOODCLIFF LAKE, NJ 07677 EAGLE PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by July 27, 2022 11:59 PM ET You invested in EAGLE PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 28, 2022. Vote Virtually at the Meeting* July 28, 2022 10:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/EGRX2022 Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. D88042-P76412

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D88043-P76412 1 One Year 01) Scott Tarriff 02) Jennifer K. Simpson 03) Luciana Borio 1. To elect three nominees for director named herein to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Nominees: 2. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. To approve, on an advisory basis, the frequency of an advisory vote on the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For